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                                                                   Exhibit 99.01

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I, Michael R. Hannon, hereby consent to the use, in the Registration Statement on Form S-1 of Entercom Communications Corp., a Pennsylvania corporation (the "Company"), to which this Consent is filed as an exhibit, of my name as a person about to become a Director of the Company.

                                             /s/  MICHAEL R. HANNON
                                             ----------------------------------
                                                     Michael R. Hannon
August 13, 1998